UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2010

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-159445	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Dallas Portfolio

On November 24, 2010, IIT Acquisitions LLC, a wholly-owned subsidiary of Industrial Income Trust Inc. (the “Company”), entered into a definitive Agreement for the Purchase and Sale of Property (the “Dallas Purchase Agreement”) to acquire a 100% fee interest in two industrial buildings aggregating approximately 575,000 square feet on 36.2 acres located in the Pinnacle Industrial Center in Dallas, Texas (the “Dallas Portfolio”) from Pinnacle Industrial Center Limited Partnership (the “Dallas Seller”). The Dallas Seller is not affiliated with the Company or its affiliates. The Dallas Portfolio is currently 100% leased to three tenants under lease agreements with varying lease terms. Upon consummation of the acquisition, the lease agreements are expected to be assigned to and assumed by the Company, through its wholly-owned subsidiary.

The Company believes that the Dallas/Fort Worth area is a major national distribution hub, with excellent highway access, strong rail lines and a major cargo airport. The Pinnacle Industrial Center is comprised of seven buildings on 196 acres and is located near Interstate 30 and the southeast intersection of Loop 12. This location benefits from access east and west to downtown Fort Worth, the Mid-cities, and Dallas, while several north/south freeways and streets connect Interstate 30 to Interstate 20 and major northern and southern suburbs.

The total approximate aggregate purchase price of the Dallas Portfolio is expected to be $25.7 million, exclusive of transfer taxes, due diligence and closing costs. In connection with the execution of the Dallas Purchase Agreement, the Company deposited an amount of $385,125 into an escrow account, and upon completion of due diligence, expects to fund an additional $385,125 deposit no later than December 23, 2010. Pursuant to the terms of the amended and restated advisory agreement, dated as of May 14, 2010 (the “Advisory Agreement”), by and among the Company, Industrial Income Operating Partnership LP and Industrial Income Advisors LLC (the “Advisor”), the Company expects to pay an estimated acquisition fee to the Advisor equal to 2.0% of the purchase price of this transaction. The Company plans to fund the acquisition using proceeds from the Company’s public offering and debt financing. The Company has not yet received financing commitments for this acquisition and there can be no assurances that the Company will be able to secure debt financing.

The acquisition of the Dallas Portfolio is expected to close in the first quarter of 2011. There is no assurance that the Company will be able to purchase Dallas Portfolio on the terms set forth herein or at all. The consummation of the acquisition is subject to our completion of due diligence and various closing conditions to be met by the parties. If the Company does not close on the acquisition, there are circumstances under which it may forfeit the deposits it has funded.

Tampa Building

On November 24, 2010, the Company entered into a definitive Agreement for the Purchase and Sale of Property (the “Tampa Purchase Agreement”) to acquire a 100% fee interest in one industrial building that is approximately 147,000 square feet on 8.9 acres located in the Madison Business Center in Tampa, Florida (the “Tampa Building”) from Industrial Developments International, Inc. (the “Tampa Seller”). The Tampa Seller is not affiliated with the Company or its affiliates. The Tampa Building is currently 100% leased to a single tenant and upon consummation of the acquisition the lease agreement is expected to be assigned to and assumed by the Company, through its wholly-owned subsidiary.

The Company believes that the Port of Tampa area is a major international port that serves as a gateway to fast-growing Central and South American markets and has significant geographic and physical barriers to entry including land costs. The Tampa Building is located in the primary industrial corridor for the Tampa Bay market in the southeastern portion of Hillsborough County, just east of US Highway 41. In addition to its proximity to US Highway 41 and Interstate 75, the Tampa Building is near downtown Tampa Bay and the Tampa Bay airport.

The total approximate aggregate purchase price of Tampa Building is expected to be $10.7 million, exclusive of transfer taxes, due diligence and closing costs. In connection with the execution of the Tampa Purchase Agreement, the Company deposited an amount of $159,750 into an escrow account, and upon completion of due diligence, expects to fund an additional $159,750 deposit no later than December 23, 2010. The Company expects to pay an estimated acquisition fee (pursuant to the terms of the Advisory Agreement) to the Advisor equal to 2.0% of the purchase price of this transaction. The Company plans to fund the acquisition using proceeds from the Company’s public offering and debt financing. The Company has not yet received financing commitments for this acquisition and there can be no assurances that the Company will be able to secure debt financing.

The Tampa Building acquisition is expected to close in the first quarter of 2011. There is no assurance that the Company will be able to purchase the Tampa Building on the terms set forth herein or at all. The consummation of the acquisition is subject to our completion of due diligence and various closing conditions to be met by the parties. If the Company does not close on the acquisition, there are circumstances under which it may forfeit the deposits it has funded.

Baltimore Building Two

On November 30, 2010, IIT Acquisitions LLC, a wholly-owned subsidiary of Industrial Income Trust Inc. (the “Company”), entered into a definitive Purchase and Sale Agreement (the “Baltimore Purchase Agreement”) to acquire a 100% fee interest in one industrial building that is approximately 824,000 square feet on 70.3 acres located in Hagerstown, Maryland (the “Baltimore Building Two”) from Jerome L. Rappaport, Jr. and Janet F. Aserkoff, as Trustees of Hagerstown Nominee Trust (the “Baltimore Seller”). The Baltimore Seller is not affiliated with the Company or its affiliates. The Baltimore Building Two is currently 100% leased to a single tenant and upon consummation of the acquisition the lease agreement is expected to be assigned to and assumed by the Company, through its wholly-owned subsidiary.

The Company believes that, as an East Coast port market, the Port of Baltimore area continues to be an important distribution hub with significant geographic and physical barriers to entry. The Baltimore Building Two is located less than one mile from the intersection of I-70 and I-81, in the middle of the Hagerstown distribution market. The Hagerstown distribution market has rapidly become a primary hub for east coast products moving up and down the seaboard.

The total approximate aggregate purchase price of Baltimore Building Two is expected to be $41.2 million, exclusive of transfer taxes, due diligence and closing costs. In connection with the execution of the Baltimore Purchase Agreement, the Company deposited an amount of $1.0 million into an escrow account, and upon completion of due diligence, expects to fund an additional $1.0 million deposit no later than December 22, 2010. The Company expects to pay an estimated acquisition fee (pursuant to the terms of the Advisory Agreement) to the Advisor equal to 2.0% of the purchase price of this transaction. The Company plans to fund the acquisition using proceeds from the Company’s public offering and debt financing. The Company has not yet received financing commitments for this acquisition and there can be no assurances that the Company will be able to secure debt financing.

The Baltimore Building Two acquisition is expected to close in the first quarter of 2011. There is no assurance that the Company will be able to purchase the Baltimore Building Two on the terms set forth herein or at all. The consummation of the acquisition is subject to our completion of due diligence and various closing conditions to be met by the parties. If the Company does not close on the acquisition, there are circumstances under which it may forfeit the deposits it has funded.

Item 8.01. Other Events.

Filed herewith as Exhibit 99.1 to this Current Report on Form 8-K are unaudited pro forma condensed consolidated financial statements for the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited), and for the Nine Months Ended September 30, 2010 (unaudited)

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the potential acquisition of Dallas Portfolio, the Tampa Building and the Baltimore Building Two) that are based on the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties, including, without limitation, the Company’s ability to close the acquisitions, obtain debt financing for such acquisitions and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Any of these statements could be inaccurate, and actual events or our investments and results of operations could differ materially from those expressed or implied. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.
December 1, 2010
	By:	/s/ Thomas G. McGonagle
		Name:	Thomas G. McGonagle
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited), and for the Nine Months Ended September 30, 2010 (unaudited)